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          [Transamerica Occidental Life Insurance Company Letterhead]

September 11, 2000



VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Separate Account VA-2L
     File No. 811-07042, CIK 0000890041
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VA-2L, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios, and Transmerica Variable Insurance Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 18, 2000, Dreyfus Variable Investment Fund filed its semi-annual report with the Commission via EDGAR (CIK:0000813383); on August 24, 2000, Dreyfus Stock Index Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000846800); on August 23, 2000, The Dreyfus Socially Responsible Growth Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0000890064); on August 25, 2000, Dreyfus Investment Portfolios filed its semi-annual report with the Commission via EDGAR (CIK: 0001056707); and
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on September 7, 2000, Transamerica Variable Insurance Fund, Inc. filed its semi-
annual report with the Commission via EDGAR (CIK: 0001002786). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Occidental Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Vice President